Expenses for shipping activities and other expenses from operating activities	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Expenses for shipping activities and other expenses from operating activities
Expenses for shipping activities and other expenses from operating activities
Voyage expenses and commissions

(in thousands of USD)	2017	2016	2015
Voyage related expense	(57,140)	(52,836)	(62,787)
Commissions paid	(4,895)	(6,724)	(8,450)
Total voyage expenses and commissions	(62,035)	(59,560)	(71,237)

The majority of voyage expenses are bunkers, port costs and agent fees paid to operate the vessels on the spot market. These expenses increased in 2017 compared to 2016 because a lower proportion of vessels were on time charter contract in 2017 and because bunker costs per ton increased. For vessels under a time charter contract, voyage expenses are paid by the charterer and for vessels operated on the spot market, voyage expenses are paid by the ship owner.
Vessel operating expenses

(in thousands of USD)	2017	2016	2015
Operating expenses	(139,832)	(148,554)	(142,035)
Insurance	(10,595)	(11,645)	(11,683)
Total vessel operating expenses	(150,427)	(160,199)	(153,718)

The operating expenses relate mainly to the crewing, technical and other costs to operate tankers. In 2017 these expenses were lower compared to 2016 because technical operating expenses were lower thanks to cost optimization strategies applied in 2017.
Charter hire expenses

(in thousands of USD)	2017	2016	2015
Charter hire (Note 19)	(62)	(16,921)	(25,849)
Bare boat hire (Note 19)	(31,111)	(792)	—
Total charter hire expenses	(31,173)	(17,713)	(25,849)

The decrease in charter hire is mainly due to the redelivery of the two chartered-in vessels, the VLCC KHK Vision and the Suezmax Suez Hans, to their owners on October 27, 2016 and November 27, 2016 respectively.
The increase in bareboat charter-hire expenses in 2017 is entirely attributable to the sale and leaseback agreement of four VLCCs ( Nautilus, Navarin, Neptun and Nucleus), under a five year bareboat contract agreed on December 16, 2016.
General and administrative expenses

(in thousands of USD)	2017	2016	2015
Wages and salaries	(12,853)	(12,754)	(12,554)
Social security costs	(2,511)	(2,532)	(2,379)
Provision for employee benefits (Note 16)	(827)	(261)	(108)
Equity-settled share-based payments (Note 22)	(313)	(406)	(1,637)
Other employee benefits	(3,148)	(3,178)	(3,715)
Employee benefits	(19,652)	(19,131)	(20,392)
Administrative expenses	(22,579)	(21,264)	(21,389)
Tonnage Tax	(4,772)	(4,246)	(4,360)
Claims	(25)	(13)	(19)
Provisions	160	603	(91)
Total general and administrative expenses	(46,868)	(44,051)	(46,251)

Average number of full time equivalents (shore staff)	150.49	139.44	132.20

The general and administrative expenses which include amongst others: shore staff wages, director fees, office rental, consulting and audit fees and Tonnage Tax, increased in 2017 compared to 2016. This increase was mainly due to an increase in provisions for employee benefits, and to higher administrative expenses.

The administrative expenses increased in 2017 compared to 2016 due to the signing and usage by Tankers International Ltd. of a senior secured uncommitted on-demand line of credit to fund the working capital in the ordinary course of TI Pool's business of operating a pool of tankers vessels, including but not limited to the purchase of bunker fuel, the payment of expenses relating to specific voyages and supplies of pool vessels, commissions payable on fixtures, port costs, expenses for hull and propeller cleaning, canal costs, insurance costs for the account of the pool, and insurance and fees payable for towage of vessels. The TI Pool's financing expenses are part of the Pool administrative expenses which are borne by the Pool participants, including Euronav.